UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2006

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

       1-32532                                              20-0865835
(Commission File Number)                                 (I.R.S. Employer
                                                        Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391
                        (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year

     The  Board  of  Directors  of  Ashland  Inc.  ("Ashland")   authorized
amendments  to  Ashland's  Second  Restated   Articles  of   Incorporation,
effective May 17, 2006, as described in Item 8.01.

Item 8.01.  Other Events

     The Ashland Inc. Shareholder Rights Plan dated May 16, 1996 (the "Rights Plan") will expire pursuant to its terms at the close of business on May 16, 2006. The Rights Plan is between Ashland and National City Bank, as successor Rights Agent. Under the Rights Plan, one Preferred Stock Purchase Right to purchase one-thousandth of a share of Series A Participating Cumulative Preferred Stock (a "Right") accompanies each outstanding share of Ashland's Common Stock. Upon the expiration of the Rights Plan, shares of Ashland's Common Stock will no longer be accompanied by a Right.

     In a related action, Ashland's Board of Directors (the "Board") has authorized amendments to the Second Restated Articles of Incorporation (the "Articles") of Ashland, effective May 17, 2006, to eliminate the designation of, and all references to, the Series A Participating Cumulative Preferred Stock as a result of the expiration of the Rights Plan described above. In addition, the Board has authorized a restatement of the Articles, as amended, in their entirety, effective May 17, 2006. The "Third Restated Articles of Incorporation of Ashland Inc." is attached as an exhibit hereto.


Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits

3(i) Third Restated Articles of Incorporation of Ashland Inc. effective May 17, 2006

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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      ASHLAND INC.
                                              -----------------------------
                                                      (Registrant)



May 16, 2006                                  /s/ David L. Hausrath
                                              -----------------------------
                                              David L. Hausrath
                                              Senior Vice President,
                                              General Counsel and Secretary


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



                               EXHIBIT INDEX


3(i) Third Restated Articles of Incorporation of Ashland Inc. effective May 17, 2006

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